SECRETARY OF STATE

STATE OF NEVADA

# CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **DARLINGTON MINES LTD.**, did on August 23, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on August 23, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk

**DEAN HELLER**
**Secretary of State**
**206 North Carson Street**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

# Articles of Incorporation
**(PURSUANT TO NRS 78)**

Entity # E0623852006-4
Document Number: 20060539881-02

Date Filed: 8/23/2006 12:00:27 PM
In the office of
Dean Heller
Secretary of State

*Important: Read attached instructions before completing form.*

| | |
|---|---|
| 1. **Name of Corporation:** | Darlington Mines Ltd. |
| 2. **Resident Agent Name and Street Address:** [illegible] | The Corporation Trust Company of Nevada<br>Name<br>6100 Neil Road, Suite 500 / Reno / NEVADA / 89511<br>Street Address / City / Zip Code<br>Optional Mailing Address / City / State / Zip Code |
| 3. **Shares:** [illegible] | Number of shares with par value: 100,000,000 Par value: $ 0.00001 Number of shares without par value: 0 |
| 4. **Names & Addresses of Board of Directors/Trustees:** [illegible] | 1. David Radbourne, President/CEO<br>Name<br>1019 Drayton Street / North Vancouver / BC / V7L 2V7<br>Street Address / City / State / Zip Code<br>2. Michelle Marich, Secretary<br>Name<br>1019 Drayton Street / North Vancouver / BC / V7L 2V7<br>Street Address / City / State / Zip Code<br>3.<br>Name<br>Street Address / City / State / Zip Code |
| 5. **Purpose:** (optional-see instructions) | The purpose of this Corporation shall be: |
| 6. **Names, Address and Signature of Incorporator:** [illegible] | MICHELLE MARICH / [signature]<br>Name / Signature<br>1019 Drayton Street / N. Vancouver / BC / V7L 2V7<br>Address / City / State / Zip Code |
| 7. **Certificate of Acceptance of Appointment of Resident Agent:** | The Corporation Trust Company of Nevada<br>I hereby accept appointment as Resident Agent for the above named corporation.<br>[signature] / 08/18/2006<br>Authorized Signature of R.A. or On Behalf of R.A. Company / Date<br>By: Kathleen C. Garieoy, Asst Secy |

*This form must be accompanied by appropriate fees. See attached fee schedule.*